UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2026

STEREOTAXIS, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

710 North Tucker Boulevard, Suite 110, St. Louis, Missouri	63101
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 8.01. Other Events

Acquisition of Robocath and Related Risk Factors

As previously announced, on July 7, 2026, Stereotaxis, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of shares and other securities collectively representing 100% of the share capital and voting power of Robocath, a French société par actions simplifiée, pursuant to that certain Share Sale Agreement, dated as of April 14, 2026, by and among the Company, Robocath, the shareholders of Robocath and an individual serving as manager.

The Company hereby incorporates by reference herein (i) certain risk factors relating to the Acquisition included in the Company’s Registration Statement on Form S-3, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 15, 2026, which are included as Exhibit 99.1 hereto (the “Supplemental Risk Factors”) and (ii) the agreements filed as exhibits thereto: the Share Sale Agreement, the Joinder Agreement thereto, the Form of Purchaser Warrant and the Resale Organization Agreement, filed as Exhibits 2.1, 2.2, 4.1 and 10.1 hereto, respectively. The Supplemental Risk Factors and incorporated agreements supplement the risk factor and other disclosures contained in the Company’s periodic reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026, as amended by the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on April 3, 2026, as revised or supplemented by the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 13, 2026.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1#†	Share Sale Agreement, dated as of April 14, 2026, by and among the Company, Robocath, the securityholders of Robocath party thereto, and Philippe Bencteux, as Manager, incorporated by reference to the Registration Statement on Form S-3 filed with the SEC on July 15, 2026, at Exhibit 2.1.
2.2†	Joinder Agreement, dated as of July 7, 2026, by and among European Investment Bank, the Registrant, Philippe Bencteux and Supernova Invest, relating to the Share Sale Agreement dated as of April 14, 2026, incorporated by reference to the Registration Statement on Form S-3 filed with the SEC on July 15, 2026, at Exhibit 2.2.
4.1	Form of Purchaser Warrant, incorporated by reference to the Registration Statement on Form S-3 filed with the SEC on July 15, 2026, at Exhibit 4.3.
10.1	Resale Organization Agreement, dated as of July 7, 2026, by and among the Company and the securityholders of Robocath party thereto, incorporated by reference to the Registration Statement on Form S-3 filed with the SEC on July 15, 2026, at Exhibit 10.1.
99.1	Supplemental Risk Factors.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

#	This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment for any schedules or exhibits so furnished.
†	As permitted by Regulation S-K, Item 601(b)(2)(ii) of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Supplemental Risk Factors incorporated herein) includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “expect” or similar expressions. These forward-looking statements include without limitation statements regarding the recently completed acquisition of Robocath, the anticipated financial performance of Stereotaxis and Robocath related thereto, including the anticipated benefits expected from the acquisition, the potential strategic implications as a result of the acquisition, and the potential for achievement of the regulatory and commercial milestones that would trigger contingent payments in the transaction. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially. Factors that would cause or contribute to such differences include, but are not limited to, uncertainties involving the following: the ability of Stereotaxis to successfully integrate Robocath’s operations, and continue the commercialization, development and sales of Robocath’s products and services, and disruption of Robocath’s or Stereotaxis’s current plans and operations as a result thereof; the ability of Robocath or Stereotaxis to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Stereotaxis to implement its plans, forecasts and other expectations with respect to Robocath’s business following the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Stereotaxis to realize the anticipated benefits from the transaction in the anticipated amounts or within the anticipated timeframes or at all; the ability to maintain relationships with Stereotaxis’s and Robocath’s respective employees, customers, other business partners and governmental authorities; and the other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. Additional information will also be set forth in future filings that we make with the SEC from time to time. All forward-looking statements in this Current Report (including the Supplemental Risk Factors incorporated herein) are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made. There can be no assurance that the Company will recognize revenue related to its purchase orders and other commitments because some of these purchase orders and other commitments are subject to contingencies that are outside of the Company’s control and may be revised, modified, delayed, or canceled.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: July 15, 2026	By:	/s/ Kimberly Peery
	Name:	Kimberly Peery
	Title:	Chief Financial Officer

3